John Hancock Institutional Funds
               Supplement to the Prospectus Dated January 10, 2000


On page 10, the "Portfolio Manager" section for the John Hancock Small Capitalization Value Fund has been changed as follows:


         PORTFOLIO MANAGER

         Timothy E. Quinlisk, CFA
         ------------------------
         Senior vice president of adviser
         Joined team in 1998
         Joined adviser in 1998
         Began business career in 1985




April 3, 2000